Exhibit 21

Windstream Corporation
List of Subsidiaries
as of December 31, 2012

Name of Subsidiary	State of Organization
Access One Communications Corp.	NJ
Allworx Corp.	DE
Atlanta Data Link, LLC	GA
Birmingham Data Link, LLC	AL
Bishop Communications Corporation*	MN
Buffalo Valley Management Services, Inc.*	DE
Carolina Personal Communications, Inc.	NC
Cavalier IP TV, LLC	DE
Cavalier Services, LLC	DE
Cavalier Telephone Corporation	DE
Cavalier Telephone LLC	VA
Cavalier Telephone Mid-Atlantic LLC	DE
CavTel Holdings, LLC	DE
Chattanooga Data Link, Inc.	TN
Cincinnati Data Link, Inc.	OH
Cinergy Communications Company of Virginia*	VA
Communications Sales & Leasing, Inc.*	MN
Compco, Inc.	DE
Conestoga Enterprises, Inc.*	PA
Conestoga Management Services, Inc.*	DE
Conestoga Wireless Company	PA
CT Cellular, Inc.*	NC
CT Communications, Inc.*	NC
CT Wireless Cable, Inc.*	NC
CTC Video Services, LLC	NC
D&E Communications, Inc.*	DE
D&E Investments, Inc.*	NV
D&E Management Services, Inc.*	NV
D&E Networks, Inc.*	PA
D&E Wireless, Inc.	PA
Elantic Networks, Inc.	DE
Equity Leasing, Inc.*	NV
FDN Supra, LLC	DE
Gabriel Communications Finance Company*	DE
Georgia Windstream, LLC	DE
Heart of the Lakes Cable Systems, Inc.*	MN
Hosted Solutions Charlotte, LLC*	DE
Hosted Solutions Raleigh, LLC*	DE
Huntsville Data Link, LLC	AL
Indianapolis Data Link, Inc.	IN

*Guarantor to credit facility.

Infocore, Inc.	PA
Intellifiber Networks, Inc.	VA
Iowa Telecom Data Services, L.C.*	IA
Iowa Telecom Technologies, L.L.C*.	IA
IWA Services, LLC*	IA
KDL Communications Corporation *	NV
KDL Holdings, LLC*	DE
Kerrville Cellular, LLC*	TX
Kerrville Communications Corporation*	DE
Kerrville Mobile Holdings, LLC*	TX
Kerrville Wireless Holdings, LLC*	TX
Lakedale Communications, LLC*	MN
LDMI Telecommunications, Inc.	MI
Lexcom, Inc. *	NC
Lexington Data Link, Inc.	KY
Louisville Data Link, Inc.	KY
McLeod USA Information Services, LLC	DE
McLeod USA Purchasing LLC	IA
McLeod USA Telecommunications Services, LLC	IA
McLeod USA, LLC	DE
Memphis Data Link, Inc.	TN
MPX Inc.	DE
Nashville Data Link, Inc.	TN
Network Services Group, LLC	NV
Network Telephone Corporation	FL
New South Communications of Virginia, Inc.	DE
Norlight Communications, Inc.	NV
Norlight Information Services, LLC	WI
Norlight Telecommunications of Virginia, Inc. *	VA
NT Corporation	DE
NuVox, Inc.*	DE
Oklahoma Windstream, LLC*	OK
Omnicall, Inc.	SC
PAETEC Communications of Virginia	VA
PAETEC Communications, Inc.	DE
PAETEC Corp.	DE
PAETEC Holding Corp.	DE
PAETEC iTEL LLC	NC
PAETEC Realty LLC	NY
PAETEC Software Corp.	NY
PCS Licenses, Inc.*	NV
Progress Place Realty Holding Company, LLC*	NC
Shreveport Data Link, LLC	LA
SM Holdings, LLC	DE
Southwest Enhanced Network Services, LP*	DE
Talk America Holdings, Inc.	DE
Talk America of Virginia, Inc.	VA
Talk America, Inc.	PA
TC Services Holding Co., Inc.	PA
Teleview, LLC*	GA

*Guarantor to credit facility.

Texas Windstream, Inc.*	TX
The Other Phone Company, Inc.	FL
TriNet, LLC	GA
US LEC Communications LLC	NC
US LEC of Alabama LLC	NC
US LEC of Florida LLC	NC
US LEC of Georgia LLC	DE
US LEC of Maryland LLC	NC
US LEC of North Carolina LLC	NC
US LEC of Pennsylvania LLC	NC
US LEC of South Carolina LLC	DE
US LEC of Tennessee LLC	DE
US LEC of Virginia LLC	DE
US LEC LLC	DE
Valor Telecommunications Enterprises Finance Corp.*	DE
Valor Telecommunications Enterprises II, LLC*	DE
Valor Telecommunications Enterprises, LLC*	DE
Valor Telecommunications Investments, LLC*	DE
Valor Telecommunications of Texas, LLC*	DE
WaveTel NC License Corporation	DE
Wavetel TN, LLC	DE
Wavetel, LLC	DE
Webserve, Inc.	NC
Windstream Accucomm Networks, LLC	GA
Windstream Accucomm Telecommunications, LLC	GA
Windstream Alabama, LLC*	AL
Windstream Arkansas, LLC*	DE
Windstream Baker Solutions, Inc.*	IA
Windstream Buffalo Valley, Inc.	PA
Windstream Communications Kerrville, LLC*	TX
Windstream Communications Telecom, LLC*	TX
Windstream Communications, Inc.	DE
Windstream Concord Telephone, Inc.	NC
Windstream Conestoga, Inc.	PA
Windstream CTC Internet Services, Inc.*	NC
Windstream D&E Systems, Inc.	DE
Windstream D&E, Inc.	PA
Windstream Direct, LLC*	MN
Windstream EN-TEL, LLC*	MN
Windstream Florida, Inc.	FL
Windstream Georgia Communications, LLC	GA
Windstream Georgia Telephone, LLC	GA
Windstream Georgia, LLC	GA
Windstream Holding of the Midwest, Inc.*	NE
Windstream Hosted Solutions, LLC*	DE
Windstream Intellectual Property Services, Inc.*	DE
Windstream Iowa Communications, Inc.*	DE
Windstream Iowa-Comm, Inc.*	IA
Windstream IT-Comm, LLC	IA
Windstream KDL, Inc.	KY

*Guarantor to credit facility.

Windstream KDL-VA, Inc.*	VA
Windstream Kentucky East, LLC	DE
Windstream Kentucky West, LLC	KY
Windstream Kerrville Long Distance, LLC *	TX
Windstream Knoxville Data, Inc.	TN
Windstream Lakedale Link, Inc.*	MN
Windstream Lakedale, Inc.*	MN
Windstream Leasing, LLC*	DE
Windstream Lexcom Communications, Inc.	NC
Windstream Lexcom Entertainment, LLC*	NC
Windstream Lexcom Long Distance, LLC*	NC
Windstream Lexcom Wireless, LLC*	NC
Windstream Mississippi, LLC	DE
Windstream Missouri, Inc.	MO
Windstream Montezuma, Inc.*	IA
Windstream Nebraska, Inc.	DE
Windstream Network Services of the Midwest, Inc.*	NE
Windstream New York, Inc.	NY
Windstream Norlight, Inc.	KY
Windstream North Carolina, LLC	NC
Windstream NorthStar, LLC*	MN
Windstream NTI, Inc.	WI
Windstream NuVox Arkansas, Inc.*	DE
Windstream NuVox Illinois, Inc.*	DE
Windstream NuVox Indiana, Inc.*	DE
Windstream NuVox Kansas, Inc.*	DE
Windstream NuVox Missouri, Inc.	DE
Windstream NuVox Ohio, Inc.	DE
Windstream NuVox Oklahoma, Inc.*	DE
Windstream NuVox, Inc.	DE
Windstream of the Midwest, Inc.	NE
Windstream Ohio, Inc.	OH
Windstream Oklahoma, LLC*	DE
Windstream Pennsylvania, LLC	DE
Windstream SHAL Networks, Inc.*	MN
Windstream SHAL, LLC*	MN
Windstream South Carolina, LLC*	SC
Windstream Southwest Long Distance, LP*	DE
Windstream Standard, LLC	GA
Windstream Sugar Land, Inc.*	TX
Windstream Supply, LLC*	OH
Windstream Systems of the Midwest, Inc.	NE
Windstream Western Reserve, Inc.	OH
Wireless One of North Carolina, LLC*	DE
Xeta Technologies, Inc.	OK

*Guarantor to credit facility.
4